SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

COLLINS & AIKMAN FLOORCOVERINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22791	58-2151061
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

311 Smith Industrial Boulevard, Dalton, Georgia 30721

(Address of principal executive offices, including zip code)

(706) 259-9711

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 20, 2004, Collins & Aikman Floorcoverings, Inc. (the “Company”) dismissed Ernst & Young LLP as its independent registered public accounting firm (the “auditors”) for its U.S. based companies.

Ernst & Young LLP has reported on the Company’s financial statements for both of the past two fiscal years, which ended on January 25, 2003 and January 31, 2004, respectively. Their reports did not contain an adverse opinion or a disclaimer of opinion nor was their report qualified or modified as to uncertainty, audit scope or accounting principles, except for the modification related to the Company’s adoption of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

The decision to dismiss Ernst & Young LLP as the Company’s independent public accountants was authorized by the Company’s Board of Directors on December 15, 2004 after a recommendation by the Company’s Audit Committee.

During the Company’s two most recent fiscal years, January 25, 2003 and January 31, 2004, and the subsequent period through the date of dismissal, there were no disagreements with the auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the auditors, would have caused the auditors to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of this Form 8-K and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter is filed as an exhibit to this Form 8-K.

On December 22, 2004, the Company appointed the accounting firm of Grant Thornton LLP as principal accountants for its U.S. based companies for the fiscal year ended January 29, 2005. The decision to appoint Grant Thornton LLP was authorized by the Company’s Board of Directors on December 15, 2004 after a recommendation by the Company’s Audit Committee. During the two year period ended January 31, 2004 and the subsequent period through the date of dismissal, the Company did not consult Grant Thornton LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. Neither written nor oral advice was provided by Grant Thornton LLP that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or on any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Title
16.1	Letter of acknowledgement from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLINS & AIKMAN FLOORCOVERINGS, INC.
(Registrant)
December 22, 2004
	By:	/s/ Leonard F. Ferro
Leonard F. Ferro Chief Financial Officer